WAIVER and AGREEMENT dated as of March 31, 2020 (this "Waiver") to the SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of March 13, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among BLACKROCK CAPITAL INVESTMENT CORPORATION, a Delaware corporation (the "Borrower"); the LENDERS from time to time party thereto; CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"); and BANK OF MONTREAL, CHICAGO BRANCH, as Syndication Agent.
The Borrower has requested that the Lenders agree to waive compliance with or otherwise modify the covenants set forth in Section 6.07(a) and Section 6.07(b) of the Credit Agreement at all times from the Waiver Effective Date (as defined below) through and including May 10, 2020 (such period, the "Waiver Period"), and the Lenders whose signatures appear below, constituting at least the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing so to provide such waiver on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
A.          Waiver and Agreement. Effective as of the Waiver Effective Date:
(i)          each Lender party hereto hereby agrees (x) to waive the requirement for the Borrower to comply with the covenant set forth in Section 6.07(a) (Minimum Shareholders' Equity) of the Credit Agreement at all times during the Waiver Period, (y) that the minimum Asset Coverage Ratio required to be maintained by the Borrower on each day during the Waiver Period pursuant to Section 6.07(b) (Asset Coverage Ratio) of the Credit Agreement shall be reduced from 2.00 to 1 to 1.50 to 1 and (z) that any non-compliance with Section 6.07(a) of the Credit Agreement shall not constitute a Default at any time during the Waiver Period; provided that (I) the waiver set forth above shall automatically terminate and be of no further force and effect, and all rights of the Lenders and the Administrative Agent with respect to any breach of Section 6.07(a) or (b) of the Credit Agreement shall, without further action by any person, automatically be reinstated immediately following the Waiver Period as if the waiver provided above had not been granted; provided, that so long as the Asset Coverage Ratio maintained by the Borrower is not less than 1.50 to 1 at any time during the Waiver Period, failure to maintain an Asset Coverage Ratio not less than 2.00 to 1 at any time during the Waiver Period shall not constitute a Default at any time after the Waiver Period and (II) nothing contained herein shall waive or excuse the requirement to deliver, at the times otherwise required by the Credit Agreement, the information and reports required by the Credit Agreement, including Section 5.01 thereof, during the Waiver Period;
(ii)          in connection with the waiver set forth above, the Borrower agrees notwithstanding anything to the contrary set forth in the Credit Agreement that (x) it shall not request any Borrowing or the issuance of any Letter of Credit during the Waiver Period (and the Lenders and the Issuing Bank shall not be required to honor any such request) if, after giving effect to such Borrowing or issuance, the aggregate Revolving Credit Exposure would exceed $228,000,000, and (y) during the Waiver Period, the Borrower shall not, and shall not permit any Subsidiary to, use more than $10,000,000 of the proceeds of Loans from new Borrowings or issuances of Letters of Credit, in the event the aggregate Revolving Credit Exposure exceeds $192,000,000, to make or acquire any Investment in any third party (other than Cash Equivalents) which is not a Portfolio Investment or an Affiliate thereof as of the Waiver Effective Date; provided, however, that if the Borrower demonstrates compliance with Sections 6.07(a) and (b) of the Credit Agreement as of the quarter ended March 31, 2020 (without giving effect to this Waiver), the Waiver Period and the agreements in this clause (ii) shall cease to apply; and
(iii)          the waivers set forth in this Section A are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.
B.          Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Waiver is within its corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower, (ii) this Waiver has been duly executed and delivered by the Borrower, (iii) each of this Waiver, and the Credit Agreement as modified hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except, in each case, to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it shall be true and correct in all respects).
C.          Effectiveness. This Waiver shall become effective as of the first date (the "Waiver Effective Date") on which:
(i)          the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, each Subsidiary Guarantor and the Required Lenders; and
(ii)          the Administrative Agent shall have received all amounts invoiced to the Borrower that are due and payable to it, any of its affiliates or any of the Lenders, including payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower in connection with this Amendment.
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D.          Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Waiver shall constitute a Loan Document, and the representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement. Each Obligor agrees that all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Waiver. On and after the effectiveness of this Waiver, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby. This Waiver shall not extinguish any payment obligation outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Waiver or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
E.          General Release. In consideration of the willingness of the Administrative Agent and the Lenders to enter into this Waiver, each of the Borrower and each Subsidiary Guarantor hereby releases and forever discharges each Lender Party (including its predecessors, successors and assigns) and its Related Parties (each of the foregoing, a "Released Lender Party"), from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent related to the Loan Documents or the transactions described therein that relate to any act or omission by any Released Lender Party that occurred on or prior to the date hereof.
F.          Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
G.          Severability. Any provision of this Waiver held to be ineffective, invalid, illegal or unenforceable shall not affect the effectiveness, validity, legality and enforceability of the remaining provisions hereof; and the ineffectiveness, invalidity, illegality or unenforceability of
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a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
H.          Electronic Execution. The words "execution," "signature," and words of like import in this Waiver shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
I.          Applicable Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
J.          Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.
BLACKROCK CAPITAL INVESTMENT CORPORATION,

By:	/s/ Michael Pungello
	Name:	Michael Pungello
	Title:	Interim Chief Financial Officer

BCIC-MBS, LLC,

By:	/s/ Michael Pungello
	Name:	Michael Pungello
	Title:	President

BKC ASW BLOCKER, INC.

By:	/s/ Michael Pungello
	Name:	Michael Pungello
	Title:	President

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

CITIBANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and Lender,

By:	/s/ Michael Vondrisk
	Name:	Michael Vondrisk
	Title:	Vice President

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

BANK OF AMERICA, N.A.

By:	/s/ Hema Kishnani
	Name:	Hema Kishnani
	Title:	Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

Bank of Montreal

By:	/s/ Sue Blazis
	Name:	Sue Blazis
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Komal Shah
	Name:	Komal Shah
	Title:	Authorized Signatory

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Annie Chung
	Name:	Annie Chung (annie.chung@db.com)
	Title:	Director (+1 (212) 250-6375)

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu (ming.k.chu@db.com)
	Title:	Director (+1 (212 250-5451)

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

HSBC Bank USA, N.A.

By:	/s/ Kieran Patel
	Name:	Kieran Patel
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

Morgan Stanley Bank N.A.

By:	/s/ David White
	Name:	David White
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]

Lender signature page to the
Waiver to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Waiver:
Name of Institution:

STATE STREET BANKING & TRUST

By:	/s/ C. Andrew Piculell
	Name:	C. Andrew Piculell
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Waiver (BlackRock Capital Investment Corporation)]